UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2025

DIME COMMUNITY BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

New York	001-34096	11-2934195
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

898 Veterans Memorial Highway, Suite 560
Hauppauge, New York 11788
(Address of principal executive offices) (Zip Code)

631-537-1000
(Registrant’s telephone, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol:	Name of each exchange on which registered:
Common Stock, $0.01 Par Value	DCOM	The Nasdaq Stock Market LLC
Preferred Stock, Series A, $0.01 Par Value	DCOMP	The NASDAQ Stock Market LLC
9.000% Junior Subordinated Notes, $25.00 Par Value	DCOMG	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933
(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.   Submission of Matters to a Vote of Security Holders.

Dime Community Bancshares, Inc. (the “Company”) held its annual meeting of shareholders on May 22, 2025 (the “Meeting”).  At the close of business on the record date of the Meeting, there were a total of 43,657,135 shares of Company common stock outstanding and entitled to vote at the Meeting.  At the Meeting, 38,465,309 shares of Company common stock were represented, therefore, a quorum was present.  Three proposals were presented and voted on.  The proposals are described in detail in the Company’s definitive proxy statement filed on April 7, 2025, as amended, with the Securities and Exchange Commission.  Set forth below are the final results for all proposals.

1. The following nominees received the requisite majority of votes cast at the Meeting, as indicated below, and were therefore elected as directors to serve for a term to expire at the Company's Annual Meeting of Shareholders to be held in 2026 and until their respective successors are duly elected and qualified:

Director	For	Withheld	Broker Non-Votes
Kenneth J.Mahon	31,742,394	1,394,831	5,328,084
Paul M. Aguggia	30,312,503	2,824,722	5,328,084
Rosemarie Chen	32,406,398	730,827	5,328,084
Judith H. Germano	32,889,110	248,115	5,328,084
Matthew A. Lindenbaum	32,754,494	382,731	5,328,084
Stuart H. Lubow	32,429,643	707,582	5,328,084
Albert E. McCoy, Jr.	32,184,010	953,215	5,328,084
Raymond A. Nielsen	32,476,547	660,678	5,328,084
Joseph J. Perry	32,243,232	893,993	5,328,084
Kevin Stein	32,556,939	580,286	5,328,084
Dennis A. Suskind	29,443,257	3,693,968	5,328,084

2.  The ratification of the appointment of Crowe LLP to act as the independent registered public accounting firm for the Company for the year ending December 31, 2025 was approved by the requisite majority of the votes cast by shareholders, as indicated below:

For	Against	Abstain	Broker Non-Votes
37,932,959	519,734	12,616	—

3.  The compensation of the Company's named executive officers, as disclosed in the Company’s proxy statement for the 2025 Annual Meeting of Shareholders, was approved on a non-binding, advisory basis by the requisite majority of the votes cast by shareholders, as indicated below:

For	Against	Abstain	Broker Non-Votes
25,344,352	7,625,329	167,544	5,328,084

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dime Community Bancshares, Inc.

Date: May 23, 2025	By:	/s/ Avinash Reddy
Name: Avinash Reddy Title: Senior Executive Vice President and Chief Financial Officer